                                  AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT


     THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of July 14, 2000 (this "Amendment"), is entered into among the Originators (each an "Originator" and together the "Originators") party hereto, Applied Power Inc. ("API") and Applied Power Credit Corporation (the "Initial Purchaser").

                                    RECITALS

     1. The Originators, API and the Initial Purchaser are parties to the Amended and Restated Purchase and Sale Agreement, dated as of November 20, 1997 (as amended, supplemented or otherwise modified, the "Agreement").

     2. Each of AA Manufacturing, Inc., APW Ltd. f/k/a Wright Line Inc., Ancor Products, Inc., Applied Power Inc., Calterm, Inc., Del City Wire Co., Inc., GB Electrical, Inc., Moxness Products, Inc., New England Controls, Inc., Nielsen Hardware Corporation, and Versa Technologies, Inc. (each, an "Exiting Originator") desires to cease to be an "Originator" party to the Agreement and to repurchase the Receivables originated thereby; and

     3.   The parties hereto desire to amend the Agreement as set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Agreement or in Schedule I to the Receivables Purchase Agreement, dated as of November 20, 1997 (as amended, supplemented or otherwise modified, the "Receivables Purchase Agreement"), among API, the Initial Purchaser, Barton Capital Corporation (the "Purchaser") and Societe Generale (the "Agent") shall have the same meanings herein as therein defined.

     2. Amendments to the Agreement. The Agreement is hereby amended as follows:

          2.1 Each Exiting Originator is hereby removed as an "Originator" under the Agreement. All reference to "Originators" in the Agreement and the other Agreement Documents shall be deemed to exclude the Exiting Originators and the Exiting Originators shall have no further obligations under the Agreement; provided, however, that each Exiting Originator shall remain bound by those terms of the Agreement that survive termination of the Agreement (including, without limitation, the provisions described in Section 5.9 of the Agreement).

          2.2 Schedule III to the Agreement is hereby amended and restated in its entirety to be, and to read, as set forth in Schedule III hereto.

     3.   Reconveyance of Receivables Originated by the Exiting Originators.

          (a) In consideration of the purchase price agreed to between the Initial Purchaser and each Exiting Originator (the "Reconveyance Price") in immediately available funds, the receipt and sufficiency of which is hereby acknowledged, the Initial Purchaser hereby sells, transfers, assigns, grants and otherwise conveys to such Exiting Originator all of the Initial Purchaser's right, title and interest in and to all Receivables originated by such Exiting Originator and all Related Rights with respect thereto (the "Reconveyed Assets"). The Initial Purchaser shall pay to each Exiting Originator the principal and interest outstanding on the date hereof under the Initial Purchaser Note made to such Exiting Originator, which Initial Purchaser Note shall be returned to the Initial Purchaser and marked "cancelled". The amount payable under such Initial Purchaser Note and the Reconveyance Price may be netted.

          (b) The Initial Purchaser hereby releases its right, title and interest in, to and under the Reconveyed Assets, and the Agent and the Purchaser hereby consent to such release. Such release is made without representation, warranty or recourse, except that the Initial Purchaser hereby represents and warrants that no liens have been created by it with respect to such Reconveyed Property.

          (c) The parties hereto hereby agree that upon the reconveyance described in this Section 3, the Receivables originated by the Exiting Originators shall cease to be in the "Receivables Pool" for all purposes under the Agreement Documents.

     4. Representations and Warranties. (a) The Initial Purchaser and the Originators (other than, with respect to clause (i), the Exiting Originators) each hereby represents and warrants that:

          (i) The representations and warranties thereof contained in the Agreement Documents are true and correct in all material respects on and as of the date hereof.

          (ii) No event has occurred and would be continuing after giving effect to the amendments described in Section 2 or the reconveyance and release described in Section 3, or would result therefrom, that constitutes a Termination Event or Unmatured Termination Event.

          (iii) After giving effect to the reconveyance and release described in Section 3, the Aggregate Participation Amounts will not exceed the Participation Amounts Limit.

          (iv) It has the power and authority to execute, deliver and perform this Amendment, and this Amendment constitutes a legal, valid and binding obligation thereof.

     5. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Agreement Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended, including by this Amendment. This Amendment shall not be deemed, expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     6. Effectiveness. This Amendment shall become effective upon the execution of such Amendment by all of the parties hereto.

     7. Consent to Assignment by Servicer. Each of the parties hereto, the Agent and the Purchaser, by its signing hereof, hereby consents to API's assignment to APW North America, Inc. ("APW") of all of API's rights, interests and obligations under the Related Documents, all as set forth in the Assignment and Assumption Agreement, dated as of July 31, 2000, between API and APW.

     8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law), except to the extent that the perfection (and the effect of perfection or nonperfection) of the Initial Purchaser's interests in the Receivables is governed by the laws of a jurisdiction other than the State of New York.

     10. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.


                         (Continued on following page)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


                              Applied Power Credit Corporation,
                                as the Initial Purchaser


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              Ancor Products, Inc.


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              Applied Power Inc.


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              APW Enclosure Systems, LP
                                    successor to AA Manufacturing, Inc.


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              APW Ltd.
                                    f/k/a Wright Line Inc.


                              By:
                                 ---------------------------------
                              Name:

                              Title:


                              APW North America, Inc.
                                    f/k/a ZERO Corporation


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              APW Tools & Supplies, Inc.
                                    f/k/a GB Electrical, Inc.
                                    successor to Calterm, Inc.


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              Cambridge Aeroflo, Inc.


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              Del City Wire Co., Inc.


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              Eder Industries, Inc.


                              By:
                                 ---------------------------------
                              Name:
                              Title:

                              Electronic Solutions


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              McLean Midwest Corporation


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              McLean West Inc.
                                    f/k/a Air Cooling Technology, Inc.


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              Mox-Med, Inc.
                                    f/k/a Moxness Products, Inc.


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              New England Controls, Inc.


                              By:
                                 ---------------------------------
                              Name:
                              Title:

                              Nielsen Hardware Corporation


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              Precision Fabrication Technologies, Inc.


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              Versa Technologies, Inc.


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              Zero-East Division, Zero Corporation


                              By:
                                 ---------------------------------
                              Name:
                              Title:


                              Zero Enclosures, Inc.


                              By:
                                 ---------------------------------
                              Name:
                              Title:

ACKNOWLEDGED AND CONSENTED TO
by:

Societe Generale,
as Agent


By:
   ---------------------------------
Name:
Title:

By:
   ---------------------------------
Name:
Title:

Barton Capital Corporation,
as Purchaser


By:
   ---------------------------------
Name:
Title:

                                  SCHEDULE III

                                  ORIGINATORS
                                  -----------


APW North America, Inc. f/k/a Zero Corporation
Cambridge Aeroflo, Inc.
Eder Industries, Inc.
Electronic Solutions
McLean Midwest Corporation
McLean West Inc. f/k/a Air Cooling Technology, Inc.
Precision Fabrication Technologies, Inc.
Zero-East Division, Zero Corporation
Zero Enclosures, Inc.